UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2014

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

OHIO	1-2299	34-0117420
(State or Other Jurisdiction of	(Commission File	(I.R.S. Employer
Incorporation or Organization)	Number)	Identification No.)

One Applied Plaza, Cleveland, Ohio 44115
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code: (216) 426-4000.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
On July 1, 2014, Applied Industrial Technologies, Inc. (“Applied”) completed its previously announced acquisition of all of the issued and outstanding shares of Knox Oil Field Supply, Inc. (“Knox”).

Applied acquired all of the issued and outstanding shares of Knox from Alex Dan Knox and Dayton Scott Knox for an aggregate purchase price of $132.82 million, comprised of $118.82 million in cash paid at closing and $14.0 million in escrowed funds.

The cash portion of the purchase price was funded with financing through a $120 million fixed-rate private placement facility.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1 - News release of Applied Industrial Technologies, Inc. dated July 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

APPLIED INDUSTRIAL TECHNOLOGIES, INC.
(Registrant)

By: /s/ Fred D. Bauer
Fred D. Bauer, Vice President-General Counsel & Secretary
Date: July 2, 2014

EXHIBIT INDEX

Exhibit No.     Description
------------      -----------

99.1	News release of Applied Industrial Technologies, Inc. dated July 2, 2014.